SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM N-CSRS
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.
(Exact name of registrant as specified in charter)
________________

5348 Vegas Dr.
Suite 391
Las Vegas, NV 89108
(Address of principal executive offices) (Zip code)

Irving Levine, President
5348 Vegas Dr.
Suite 391
Las Vegas, NV 89108
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-561-744-5932

DATE OF FISCAL YEAR END: FEBRUARY 29, 2009

DATE OF REPORTING PERIOD: AUGUST 31, 2009

Item 1. Semi-Annual Report

Semi-Annual Report

August 31, 2009

COPLEY FUND, INC.

A No-Load Fund

COPLEY FUND, INC.

FINANCIAL STATEMENTS
FOR THE PERIOD ENDING
AUGUST 31, 2009

About the Fund’s Directors and Officers	Inside Back Cover

Tel. (508) 674-8458
FAX (508) 672-9348

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722

October 2009

Dear Fellow Shareholder:

Given the volatility in the market I am reminded of the Fund’s primary investment objective — the generation and accumulation of dividend income. Because of this, volatility is the one characteristic Copley is structured to attempt to avoid. Our practice of buying stocks that pay dividends in ever increasing amounts has accomplished this and leveled the performance of Copley. The years 2008 and 2009 are prime examples of our lower volatility as compared to the general stock market. Copley was down approximately 15.6% in calendar year 2008 while the Dow and the general stock market were down generally between 35% to 40% on average. As of this writing in 2009 Copley is practically even and the Dow and the average stock fund has gained generally between 15% and 20%. Thus, a $10,000 investment in Copley at the beginning of 2008 to date of this report would be worth approximately $8440 as compared to a $10,000 investment in a typical stock fund which would be worth approximately $7300. Thus, the prospect of serious losses hopefully are avoided by Copley’s investment objective and investment strategy. And, while we certainly consider long-term capital appreciation in our investments it is secondary to the accumulation of dividend income.

It is important for all of us to keep in mind that Copley, unlike all other mutual funds, is a regular corporation (a C Corporation). It pays its own taxes and does not distribute dividends or capital gains. Thus, an investor only pays taxes if shares are sold for a gain. This rather unique structure creates an important distinction from most other funds where the shareholder is compelled to pay taxes each year on any gains and dividends realized by the fund as they are required to be distributed at year end. As an example, if a typical fund was up 10% on the year and Copley Fund was up only 8% the net performance results as far as the investors are concerned are equal because personal taxes equate to approximately 2% of a typical fund’s NAV.

We continue to make every effort to resolve the deferred tax issue which impacts on the Fund’s NAV and, among other things, flaws our expense ratio as all of our expenses, except for the management fee, are based on our total gross assets which are still intact. This issue is the top priority of management and the Fund’s Board and we are committed to it’s resolutuion.

Our operating division has reverted to the same method of operation that was so successful in the past. We have sold the restaurant and have expanded our merchandising division. In addition, Mr. Gary Gaines has been added to our Board. He is a recognized and proven expert in the area of accessory merchandising. We welcome him to the Copley family. Mr. Gaines replaces Mr. Jack England who sadly passed away in the Spring. While serving only for a short time as a Board member his contributions will be missed.

As is our custom, we present the chart and numbers based on a calendar year which give us a clear picture of our past and give credence to our basic philosophy and our structure for the future.

1984	+23.9%
1985	+25%
1986	+18%
1987	-8%
1988	+20%
1989	+16%
1990	-2%
1991	+18%
1992	+18%
1993	+10%
1994	-7%
1995	+26%
1996	+5%
1997	+25%
1998	+14%
1999	-6.86%
2000	-22.50%
2001	-9.30%
2002	-13.9%
2003	+14.31%
2004	+12.99%
2005	+5.89%
2006	+19.70%
2007	-10.83%*
2008	-15.6%*
2009	-1.85%*	(As of September 30)

*	Please note that the performance figures provided for years prior to 2007 are consistent with the information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment of deferred income tax.

The performance data quoted represents past performance and investment return. Principal value of an investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost. Please remember that past performance does not guarantee future results, and current performance may be higher or lower than the performance data quoted.

We thank our Board and consultants for their advice and guidance and also our shareholders for their confidence in Copley's concept.

Cordially yours,

Irving Levine
President

COPLEY FUND, INC.

PER SHARE VALUE

The per share values provided for years prior to 2007/08 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

Report of Independent Registered Public Accounting Firm

Shareholders of Copley Fund, Inc.:

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Copley Fund, Inc. as of August 31, 2009 and the related statements of operations, changes in net assets, cash flows, and statement of financial highlights for the six-month period then ended. These interim financial statements are the responsibility of the management of Copley Fund, Inc.

We conducted our review in accordance with standards established by the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Amper, Politziner & Mattia, LLP

October 30, 2009
Edison, New Jersey

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
August 31, 2009 (Unaudited)

	Shares	Market Value
COMMON STOCKS – 105.08%
BANKING – 4.94%
J.P. Morgan Chase & Company	42,000	$1,825,320
PNC Financial Services Group, Inc.	25,000	1,064,750
		2,890,070
DIVERSIFIED UTILITY COMPANIES – 14.84%
Alliant Energy Corp.	20,000	526,800
Dominion Resources, Inc.	60,000	1,984,800
FPL Group, Inc.	110,000	6,179,800
		8,691,400
DRUG COMPANIES – 3.78%
Bristol Myers Squibb Co.	100,000	2,213,000
ELECTRIC & GAS – 17.11%
American Electric Power, Inc.	35,000	1,100,050
First Energy Corp.	40,000	1,805,200
Great Plains Energy, Inc.	30,000	525,600
Integrys Energy Group, Inc.	16,500	566,445
Progress Energy, Inc.	40,000	1,581,200
Public Service Enterprise Group, Inc.	30,000	950,100
Scana, Corp.	50,000	1,734,000
Sempra Energy, Inc.	35,000	1,755,950
		10,018,545
ELECTRIC POWER COMPANIES – 16.86%
Ameren Corp.	12,500	337,125
DTE Energy Co.	55,000	1,912,900
Duke Energy Corp.	54,600	845,754
Exelon Corp.	23,200	1,160,464
Nstar Corp.	50,000	1,582,000
PPL Corp.	100,000	2,940,000
Southern Co.	35,000	1,092,000
		9,870,243

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
August 31, 2009 (Unaudited)

	Shares	Market Value
GAS UTILITES & SUPPLIES – 9.43%
Delta Natural Gas Co.	20,000	$519,600
New Jersey Resources Corp.	56,250	2,067,188
Northwest Natural Gas Co.	40,000	1,684,000
WGL Holdings, Inc.	38,000	1,254,000
		5,524,788
INSURANCE – 3.25%
Arthur J. Gallagher & Co.	80,000	1,901,600
OILS – 22.58%
BP Amoco PLC – ADR	25,500	1,311,975
Chevron Texaco Corp.	46,200	3,231,228
Exxon-Mobil Corp.	106,086	7,335,847
Sunoco, Inc.	50,000	1,345,000
		13,224,050
PIPELINES – 0.88%
Spectra Energy Corp.	27,300	513,786
RETAIL – 1.65%
Wal-Mart Stores, Inc.	19,000	966,530
TELEPHONE – 9.76%
AT&T, Inc.	95,000	2,474,750
Fairpoint Communications, Inc.	1,777	1,439
Frontier Communications Corp.	40,000	284,400
Verizon Communications, Inc.	95,000	2,948,800
		5,709,389
TOTAL COMMON STOCKS (Cost $24,317,064) – 105.08%		61,523,401
Liabilities in excess of other assets – (5.08%)		(2,971,538)
NET ASSETS – 100.00%		$58,551,863

ADR — American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
August 31, 2009 (Unaudited)

At August 31, 2009, the net unrealized appreciation based on cost for financial reporting purposes of $24,317,064 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost	$37,371,414
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	(165,077)
Net unrealized appreciation	$37,206,337

The accompanying notes are an integral part of these financial statements.

COPLEY INVESTMENT FUND

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009 (Unaudited)

ASSETS:
Investments in Securities at Market Value (identified cost $24,317,064) (Note 1)	$61,523,401
Cash	8,691,051
Receivables:
Trade (Notes 5 & 6)	10,882
Subscriptions	200
Dividends & Interest	304,952
Loan	374,646
Taxes (Note 2)	266,276
Inventory (Notes 1 & 6)	68,969
Prepaid Expenses and Other Assets	9,631
Total Assets	71,250,008
LIABILITIES:
Payable:
Redemptions	39,469
Trade	45,593
Accrued expenses	69,806
Deferred income taxes, net (Note 1)	12,543,277
Total Liabilities	12,698,145
Commitments and Contingencies (Note 7)
Net Assets	$58,551,863
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 1,475,216 shares outstanding of $1.00 par value capital stock outstanding)	$39.69
Net assets consist of:
Capital paid in	$1,475,216
Undistributed net investment and operating income	20,476,126
Accumulated undistributed net realized gain on investment transactions	1,911,044
Net unrealized appreciation in value of investments (Note 2)	34,689,477
Net Assets	$58,551,863

The accompanying notes are an integral part of these financial statements.

COPLEY INVESTMENT FUND

STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2009 (Unaudited)

Investment Income (Note 1):
Interest Income	$9,651
Dividend Income	1,351,340
Total Investment Income	1,360,991
Expenses:
Investment Advisory Fees (Note 5)	222,418
Professional Fees	154,151
Accounting and Shareholder Services	37,761
Insurance Expense	6,831
Printing Expense	11,299
Custodian Fees	8,701
Administrative Fees	22,192
Directors fees	5,833
Postage & shipping	2,159
Office expense and miscellaneous	2,170
Total Expenses	473,515
Less: Investment advisory fee waived	(30,000)
Net Expenses	443,515
Net Investment Income before Income Taxes	917,476
Operating Loss (Notes 2, 5 and 7)
Gross Profit	40,207
Less: Operating Expenses	(65,216)
Net Operating Loss before Income Taxes	(25,009)
Net Investment and Operating Income before Income Taxes	892,467
Plus provision for income tax benefit (Note 2)	221,895
Net Investment and Operating Loss	1,114,362
Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 4)
Realized loss from investment transactions during the period	(717,884)
Increase in unrealized appreciation of investments during current period, net of income tax affect	5,392,077
Net Realized and Unrealized Gain	4,674,193
Net Increase in Net Assets Resulting from Operations	$5,788,555

The accompanying notes are an integral part of these financial statements.

COPLEY INVESTMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2009	Year Ended February 28, 2009
	(Unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment and operating income (loss)	$1,114,362	$1,835,161
Net realized loss on investment transactions	(717,884)	(650,519)
Net change in unrealized appreciation (depreciation) on investments	5,392,077	(13,634,759)
Increase (Decrease) in Net Assets Resulting from Operations	5,788,555	(12,450,117)
Capital Share Transactions (Note 3)
Decrease in net assets resulting from capital share transactions	(1,002,155)	(3,178,949)
Total increase (decrease) in net assets	4,786,400	(15,629,066)
Net Assets:
Beginning of Period	53,765,463	69,394,529
End of Period (including undistributed net investment and operating income of $20,476,126 and $21,426,177 respectively)	$58,551,863	$53,765,463

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS
For the Six Months Ended August 31, 2009 (Unaudited)

Increase (Decrease) in Cash
Cash flows from operating activities
Dividends and interest received	$1,374,172
Proceeds from disposition of long-term portfolio investments	1,051,533
Receipts from customers	66,092
Expenses paid	(626,246)
Purchase of long-term portfolio investments	(59,675)
Payments to suppliers	(12,211)
Net cash provided by operating activities	1,793,665
Cash flows from investing activities
Disposal of machinery & equipment	(22,183)
Net cash used by investing activities	(22,183)
Cash flows used by financing activities
Fund shares sold	880,378
Fund shares repurchased	(1,874,179)
Net cash used by financing activities	(993,801)
Net increase in cash	777,681
Cash as of March 1, 2009	7,913,370
Cash as of August 31, 2009	$8,691,051
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$5,788,555
Increase in investments	(6,199,194)
Decrease in dividends and interest receivable	4,964
Increase in receivables from customers	(5,514)
Decrease in inventory	8,266
Decrease in income taxes payable	(351,895)
Increase in trade payables	28,274
Increase in other assets	(4,176)
Increase in accrued expenses	7,516
Increase in deferred taxes	2,516,869
Total adjustments	(3,994,890)
Net cash provided by operating activities	$1,793,665

The accompanying notes are an integral part of these financial statements.

COPLEY INVESTMENT FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.(a)

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years 2/28/05 through 2/28/09 and the six months ended 8/31/09. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The information for fiscal years prior to February 29, 2008 have been restated to incorporate the correction of an error as it relates to accumulated deferred income taxes on unrealized appreciation associated with the securities portfolio. The information set forth herein will be consistent with the financial information contained in the restated financial statements for the period ending February 29, 2008. Shareholders should be certain that they have the most recent annual report which should be read in connection with the prospectus. The financial information for fiscal years 2008, 2007, 2006 and 2005 were audited by Roy C. Hale, CPA.

The annual financial information for the fiscal year ended 2/28/09 was audited by Amper, Politziner & Mattia, LLP, whose report, along with the Fund’s financial statements is included the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

	Six Months Ended August 31, 2009 (Unaudited)(b)	Fiscal Years Ending February 28 or 29,
		2009(b)	2008(b)	2007(b)	2006(b)	2005(b)
Net Asset Value, Beginning of Period	$35.80	$44.07	$42.54	$37.23	$35.28	$32.63
Income (loss) from Operations:
Net investment gain (loss)	0.75	1.20	1.18	(1.31)	0.27	(0.44)
Net gain (loss) from securities (both realized and unrealized)	3.14	(9.47)	0.35	6.62	1.68	3.09
Total from operations	3.89	(8.27)	1.53	5.31	1.95	2.65
Net Asset Value, End of Period	$39.69	$35.80	$44.07	$42.54	$37.23	$35.28
Total Return(b)	10.87%	(18.77)%	3.60%	14.26%	5.53%	8.12%
Ratios/Supplemental Data
Net assets, end of period (in 000's)	$58,552	$53,765	$69,395	$67,581	$59,298	$57,948
Ratio of net expenses, including regular & deferred taxes, to average net assets	1.01%(c)	1.58%	1.72%	7.88%	3.80%	5.65%
Ratio of net expenses, excluding deferred taxes, to average net assets	1.80%(c)	1.24%	1.72%	1.67%	1.72%	1.49%
Ratio of net investment and operating income (loss) to average net assets	3.93%(c)	2.80%	2.73%	(3.28)%	0.76%	(1.30)%
Ratio of net investment and operating income (loss), excluding deferred taxes, to average net assets	3.15%(c)	3.14%	2.73%	2.93%	2.83%	2.86%
Portfolio turnover rate	0.10%	2.78%	4.11%	0.50%	0.73%	0.44%
Number of shares outstanding at end of period (in thousands)	1,475	1,502	1,575	1,589	1,593	1,643

The accompanying notes are an integral part of these financial statements.

The financial highlights above included investment advisory fees waivers of $30,000 during the six months ended August 31, 2009, $185,972 during the fiscal year ending February 28, 2009 and $60,000 per year for prior years. If the waivers and reimbursements had not been included, the following ratios would apply:

Ratio of net expenses, including regular & deferred taxes, to average net assets	1.12%(c)	1.86%	1.81%	7.97%	3.90%	5.76%
Ratio of net expenses, excluding deferred taxes, to average net assets	1.90%(c)	1.52%	1.81%	1.76%	1.83%	1.60%
Ratio of net investment and operating income (loss), to average net assets	3.83%(c)	2.52%	2.65%	(3.37)%	0.66%	(1.41)%
Ratio of net investment and operating income (loss), excluding deferred taxes, to average net assets	3.04%(c)	2.86%	2.65%	2.84%	2.73%	2.75%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies  – (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2009 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$61,523,401	—	—	$61,523,401
Total	$61,523,401	—	—	$61,523,401

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classifications.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period.

New Accounting Pronouncements

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidelines contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management does not believe the adoption of SFAS 168 will have a material impact on the Fund’s statement of assets and liabilities or statement of operations.

Sales of Securities

In determining the net realized gain or loss from sales of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered.

Distributions

It is the Fund’s policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and added to the value of the Fund’s shares.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies  – (continued)

Machinery, Equipment & Leasehold Improvement.

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized, and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Fund uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for the machinery and equipment held by the Fund is 3 to 20 years.

Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

The Fund has adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Generally, the tax authorities can examine all tax returns filed for the last three years.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Other

Security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

Restated Financial Statements

Recent Developments

On November 30, 2007, an adjustment was made to the long-term liabilities section of the Fund’s balance sheet to recognize the total potential federal and state income taxes associated with the accumulated unrealized appreciation generated by the Fund’s stock portfolio. For financial reporting purposes, this change should be regarded as a correction of an error on prior-period financial reports. The

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies  – (continued)

affect of the adjustment was to increase the liabilities of the Fund for all prior year information contained in this semi-annual report and thereby reduce the overall net assets of the Fund. The total assets of the Fund, contained on page 8 of this semi-annual report, are not affected. Under the current application of generally accepted accounting principles, the Fund is required to recognize a full accrual of the Federal income tax associated with the unrealized appreciation in the Fund’s security portfolio. Accordingly, the Fund recognized an accrual of deferred income at the Federal statutory rate of 35% on a daily basis on the taxable amount of accumulated unrealized appreciation.

It should be understood that the foregoing application of generally accepted accounting principles is based upon the assumption that at some point the appreciated securities of the Fund will be sold and the applicable income tax will be paid. With the Fund’s history of holding securities for long periods of time, the actual payment of the deferred income tax may not be paid for many years and it is conceivable that with fluctuating market conditions, the total liability at any given point in time will never be paid.

Past Policy

For over 15 years, the Fund has recognized a liability for deferred income tax to the extent that the management of the Fund felt a real liability may exist. This policy, applied consistently over the entire period, demonstrated that the Fund was able to reasonably estimate the extent of the deferred tax obligation in that at no point in time during the fifteen year period, did the actual liability associated with the liquidation of appreciated securities exceed the accumulated deferred taxes recognized in the Fund’s semi-annual or annual financial statements.

Notwithstanding the management of the Fund’s reasonable ability to estimate the carrying value of the deferred income tax liability, FASB Statement of Financial Accounting Standard 109 (FAS 109) requires all entities to recognize a full accrual on the deferred income tax that may be payable at the end of each fiscal year. Based upon a decision by the Board of Directors that the Fund would change its taxable status from a regular corporation to a regulated investment company (RIC) if the Fund found itself in a position where it had reserved insufficient deferred income taxes to meet actual income tax obligations associated with its appreciated security portfolio, an action available to the Fund as a registered investment company, this decision was felt to be a reasonable response to the application of FASB 109. Albeit conversion to RIC status is not a tax free event, the transactions required could be managed by the Fund in such a manner that the Fund would not be required to recognize the full deferred income tax accrual required under FAS 109.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.

The Federal and state income tax provision (benefit) is summarized as follows:

Six Months Ended August 31, 2009 (unaudited)
Current:
Federal	$(221,895)
State	—
(221,895)
Deferred:
Federal	—
State	—
—
Net provision (benefit) for income taxes	$(221,895)

The difference between the effective tax rate and the statutory tax rate of 35% is primarily attributable to the benefits of the dividend received deduction.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liabilities of $12,543,277 as of August 31, 2009, relate to the Fund’s unrealized gains on marketable securities. Deferred tax liabilities are net of $478,941 of deferred tax assets which relate to capital loss carryforwards.

As of August 31, 2009, the Fund has $1,368,403 in accumulated capital loss carryforwards which will expire on February 28 of the following years: 2016 — $650,519; 2017 — $717,884.

3. Capital Stock

At August 31, 2009, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Six Months Ended 8/31//09 (unaudited)		Year Ended 2/28/09
	Shares	Amount	Shares	Amount
Shares sold	23,362	$880,578	31,331	$1,336,030
Shares repurchased	(50,070)	(1,882,733)	(104,065)	(4,514,979)
Net change	(26,708)	$(1,002,155)	(72,734)	$(3,178,949)

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

4. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.

For the six months ended August 31, 2009, the fee for investment advisory service totaled $222,418 less fees of $30,000 voluntarily waived. Also during the period unaffiliated directors received $5,833 in directors’ fees and reimbursed expenses.

Operating Divisions

The Fund has an operating division, Copley Fund, Inc. — Operating Division (“COD”), which imports merchandise for resale. A portion of its merchandise is placed on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold.

The Fund also formed a new wholly owned subsidiary, Copley Operating Group LLC (“COG”), which owns equipment and operates a restaurant, Ricc’s Ristorante. The real property used by the restaurant is leased. During the period the Fund sold the assets of COG.

During the period covered in this report, the Fund made a $38,000 equity investment in COD. In addition, COD provided a loan to COG in the amount of $49,701.

The combined results of these subsidiary companies during the six months ended August 31, 2009, are as follows:

Sales	$61,593
Cost of goods sold	(39,616)
Gross profit	21,977
General & administrative expenses	(65,216)
Net loss from operations	(43,239)
Other income (dividends and interest)	18,230
Net Loss	$(25,009)

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

5. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has, during examinations of the Fund’s federal income tax returns, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

6. Subsequent Events

Effective June 30, 2009, the Fund adopted FASB Statement of Financial Standards No. 165, “Subsequent Events,” which had no impact on the Fund’s net assets or operations, but required disclosure in the notes to financial statements at the date which subsequent events have been evaluated by management. Management has evaluated subsequent events through October 30, 2009, the date the financial statements were available to be issued.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:  Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value (3/1/09)	Ending Account Value (8/31/09)	Annualized Expense Ratios	Expenses Paid During Period* (3/1/09 – 8/31/09)
Actual Fund Return	$1,000.00	$1,108.66	1.80%	$9.54
Hypothetical 5% Return	$1,000.00	$1,016.15	1.80%	$9.13

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 4020 South 147th Street, Omaha, NE 68137.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, 2009, (i) is available, without charge and upon request, by calling 1-800-352-9908; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Albert Resnick, M.D. (March 23, 1922) 1978	Physician Since 1948
Gary S. Gaines (July 28, 1937) 2009	President of Gary Gaines, Inc., a bag manufacturer since 1965

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) 1978	President, Treasurer and a Director of Copley Financial Services Corp. since 1978; a Director of Franklin Capital Corp. (an operating investment company) since March, 1990 to October 2004; Chairman of the Board and Treasurer of Stuffco International, Inc., a ladies handbag processor and retail chain operator, since February 1978; Director of US Energy Systems, Inc. from 2000 to October 2004.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) Chairman of the Board of Directors and President	See Above

COPLEY FUND, INC.

A No-Load Fund

Semi-Annual Report

August 31, 2009

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfunds@verizon.net

Custodian
Bank of America
111 Westminster Street
Providence, Rhode Island 02903

Transfer Agent
Gemini Fund Services
4020 South 147th Street
Suite 2
Omaha, Nebraska 68137
Tel. (402) 493-4603
(877) 881-2751
Fax: (402) 963-9094

General Counsel
Roberts & Henry
164 Honeysuckle Dr.
Jupiter, FL. 33458

Item 2. CODE OF ETHICS

The registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its Code of Ethics during the covered period. The registrant has not granted any waivers from any provisions of the Code of Ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant toll free at (800)635-3427.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant's Board of Directors function as an audit committee. They have determined that the Board does not have an "audit committee financial expert", as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert", the Board determined that none of the members of the Board met all five qualifications in the definition, although some members of the Board met some of the qualifications. The Board also determined that while the members have general financial expertise, given the size and type of the Copley Fund, Inc., (the "Fund") and in light of the nature of the accounting and valuation issues that the Fund has presented over the past several years, it did not appear that the members lacked any necessary skill to serve as persons performing functions similar to those who serve on an Audit Committee.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable - only effective for annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment management companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer)

Date: November 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date: November 9, 2009